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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2007

                                 SOUTHWEST WATER
                                     COMPANY
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                  0-8176                  95-1840947
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
 of Incorporation or Organization)                       Identification  Number)

                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (b)  James C. Castle resigned as a Director of the Company July 1, 2007.

     (d) Thomas Iino was elected a director of the Company by the Board of Directors on July 17, 2007, to fill the vacancy created by the resignation of James C. Castle on July 1, 2007, for the unexpired portion of his term. There was no arrangement or understanding pursuant to which Mr. Iino was selected as a director. No transaction involving the Company and Mr. Iino of a type required to be disclosed pursuant to Item 404(a) of Regulation S-K exists. Mr. Iino was elected a member of the Audit Committee.

ITEM 8.01   OTHER EVENTS

     On July 20, 2007 the Company issued a press release announcing the appointment of Thomas Iino as a director of the board.

     The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits
            --------

            99.1 A press release noting the appointment of Thomas Iino as a Director.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOUTHWEST WATER COMPANY


Dated:  July 20, 2007        By:  /s/ William K. Dix
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                                         William K. Dix
                                         General Counsel and Corporate Secretary



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